UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07111

Invesco Insured California Municipal Securities

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 4/30/10
Item 1. Reports to Stockholders.

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Insured California Municipal Securities performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust’s financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Trust Report

For the six months ended April 30, 2010

Market Conditions

Economic data released during the six-month reporting period indicated that the economy was expanding, although some investors continued to question whether the recession was really behind us. The housing market continued to lag and unemployment remained high, but hints of improvement began to appear late in the period when the April labor report showed that employment in the U.S. rose by its largest monthly increase in four years. The Federal Reserve maintained their accommodative monetary policy, leaving the federal funds target rate unchanged at near zero percent, but hiked the discount rate by 25 basis points to 0.75 percent in mid-February – perhaps an indication of monetary tightening ahead.

Municipal bond market performance slowed substantially during the reporting period from the historically large returns seen in previous months. The lower rated segment of the market continued to outperform as investor demand for lower quality, higher yielding bonds grew over the course of the period. For the six months ended April 30, 2010, the Barclays Capital High Yield Municipal Bond Index gained 6.70 percent while the Barclays Capital Municipal Bond Index (the benchmark for the investment grade segment) gained 3.68 percent. Overall, longer maturity issues outperformed those with shorter maturities. For the six months ended April 30, 2010, long bonds (those with maturities of 22 years or more) returned 5.09 percent while five-year bonds returned 3.22 percent, as measured by the respective Barclays Capital municipal bond indexes.

With regard to sectors, hospital bonds and tobacco bonds were among the top performers, outpacing the broad municipal market as rising demand for these lower quality issues helped boost returns. Revenue bonds outperformed general obligation bonds amid media reports of municipalities’ general financial weakness and ongoing weakness in tax collections.

Demand for municipal bonds overall remained steady, with approximately $24 billion flowing into municipal bond funds during the period. New issue supply remained relatively stable as well, totaling roughly $205 billion. However, 25 percent of that total issuance was in taxable Build America Bonds, thereby limiting the supply of traditional tax-exempt bonds. This has helped buoy tax-exempt bond prices and the relative value of municipal bonds overall versus other fixed income sectors.

The state of California still benefits from its large and diverse economic base and above-average wealth levels yet faces many challenges from its large exposure to the housing crisis, falling tax revenues, and recent budgetary shortfalls. In January 2010 the governor proposed a budget for fiscal year 2011 that seeks to close a $19 billion gap for the balance of fiscal year 2010 and for fiscal year 2011 and create a $1 billion surplus. This is to be accomplished through $8.5 billion of spending cuts, $7 billion of additional federal funds and $4 billion in other measures. As of the end of April, California was rated Baa1/Stable by Moody’s, A-/Negative by S&P and BBB/Stable by Fitch. The state typically leads the national economy and we will continue to closely monitor its financial performance.

Performance Analysis

For the six-month period ended April 30, 2010, the net asset value (NAV) of Morgan Stanley Insured California Municipal Securities (ICS) decreased from $14.65 to $14.47 per share. Based on the NAV change plus reinvestment of tax-free dividends totaling $0.285 per share, a short-term capital gain distribution of $0.161891 and a long-term capital gain distribution of $0.271915 per share, the Trust’s total NAV return was 4.47 percent. ICS’s value on the New York Stock Exchange (NYSE) moved from $13.17 to $13.03 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust’s total market return was 4.57 percent. ICS’s NYSE market price was at a 9.95 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 21,522 shares of common stock at a weighted average market discount of 10.13 percent. Past performance is no guarantee of future results.

Monthly dividends for May 2010 were unchanged at $0.0475 per share. The dividend reflects the current level of the Trust’s net investment income. ICS’s level of undistributed net investment income was $0.115 per share on April 30, 2010 versus $0.070 per share six months earlier.1

The Trust’s exposure to longer maturity bonds was additive to performance as the long end of the municipal yield curve outperformed the shorter maturity segment of the curve for the overall reporting period. Exposure to BBB rated credits also enhanced returns. Spreads on these issues tightened over the period, helping them to outperform higher quality issues. The Trust’s holdings in zero coupon bonds, however, hindered performance as the market supply of these issues exceeded demand, leading to their underperformance of the broad municipal bond market. The portfolio’s minimal exposure to California general obligation bonds was also disadvantageous as tightening spreads on these securities led them to outperform the broader market.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 04/30/10
General Obligation	25.9%
Appropriation	20.3
Dedicated Tax	11.2
Public Power	9.8
Water / Sewer	7.5

RATINGS ALLOCATIONS as of 04/30/10
Aaa/AAA	5.8%
Aa/AA	54.5
A/A	24.6
Baa/BBB	0.0
Ba/BB or Less	0.0
Non-Rated	3.6
Not Insured	11.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors and ratings allocations are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Moody’s and Standard and Poor’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of Invesco Insured California Municipal Securities (the Trust) is required under the Investment Company Act of 1940 to approve the Trust’s investment advisory agreements. At various meetings of the Board held during the third and fourth quarters of 2009 and early 2010, the Board as a whole and the disinterested or “independent” Trustees, voting separately, approved (i) a new investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers), (ii) a new Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts and together with the investment advisory agreement with Invesco Advisers, the new advisory agreements) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers), and (iii) the appointment of Invesco Advisers as investment adviser and the Affiliated Sub-Advisers as investment sub-advisers to the Trust. In doing so, the Board determined that the new advisory agreements will enable shareholders of the Trust to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of the Trust and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Trust’s new advisory agreements is fair and reasonable. The new advisory agreements were approved to become effective upon approval by the shareholders of the Trust and closing of a transaction between Morgan Stanley and Invesco Ltd. (Invesco) under which Invesco acquired the retail mutual fund assets of Morgan Stanley (the Acquisition).

The Board’s Trust Evaluation Process

In reaching their decision, the Board requested and obtained information from Morgan Stanley, Invesco Advisers and Invesco, including information obtained during various meetings with Senior Management at Invesco, as they deemed reasonably necessary to evaluate the new advisory agreements for the Trust. In considering the Trust’s new advisory agreements, the Board evaluated a number of factors and considerations listed below that they believed, in light of their own business judgment, to be relevant to their determination.

1. The Board considered the reputation, financial strength and resources of Invesco, one of the world’s leading independent global investment management firms, the strength of Invesco’s resources and investment capabilities and the client-focused shareholder services offered by Invesco.

2. The Board discussed the challenges of positioning the Trust on a common operating platform with Invesco, with particular emphasis on ensuring portfolio management operations properly migrate to Invesco as part of the Acquisition, to ensure uninterrupted services for shareholders and the opportunity for the portfolio management of the Trust to recognize savings from economies of scale when such savings occur.

3. The Board noted the continuity of key investment management personnel that would manage the Trust upon consummation of the Acquisition, specifically noting that, with respect to the Trust, the persons responsible for the portfolio management of the Trust are expected to remain the same except that Neil Stone will not continue as a portfolio manager of the Trust. The Board discussed at length the effect of this change on the Trust.

4. The Board noted that entering into the sub-advisory contracts would provide Invesco Advisers with increased flexibility in assigning portfolio managers to the Trust and would give the Trust access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques.

5. The Board noted that, pursuant to the sub-advisory contracts, Invesco Advisers would pay all of the sub-advisory fees of the Affiliated Sub-Advisers out of its management fees.

6. The Board noted the undertaking by Invesco and Morgan Stanley or their respective affiliates to assume all of the costs of the Acquisition, including the cost of obtaining the shareholder approvals discussed above. The Board noted that Invesco Advisers would provide a two-year contractual guaranty to limit the total expense ratio of the Trust to the Trust’s total expense ratio prior to the Acquisition. In determining the obligation to waive advisory fees and/or reimburse expenses, the following is not taken into account: (i) interest, (ii) taxes, (iii) dividend expense on short sales, (iv) extraordinary or non-routine items, and (v) expenses that the Trust has incurred but did not actually pay because of an offset arrangement. During the Board’s extensive review process, the Board, including the independent Trustees, considered, among other things, the following factors: the terms and conditions of the new advisory agreements, including the differences from the advisory agreement with Morgan Stanley affiliates; and the nature, scope and quality of services that Invesco Advisers and its affiliates are expected to provide to the Trust, including sub-advisory services and compliance services. The Board evaluated all information available to them on a trust-by-trust basis, and their determinations were made separately in respect of the Trust. The Board also based their decisions on the following considerations, among others, although they did not identify any consideration that was all important or controlling of their discussions, and each Trustee attributed different weights to the various factors.

A. Nature, Extent and Quality of Services.  The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Invesco Advisers and the Affiliated Sub-Advisers under the new advisory agreements, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Invesco Advisers under the Trust’s administration agreement, including accounting services and the provision of supplies, office space and utilities at Invesco Advisers’ expense. The Board was advised that there was no expected diminution in the nature, quality and extent of services provided to the Trust’s shareholders.

The Board reviewed and considered the qualifications of the portfolio managers who are expected to continue as portfolio managers, noting the one portfolio manager who would not continue to manage the Trust as a result of the new advisory agreements, and the senior administrative managers and other key personnel of Invesco Advisers or its affiliates who will provide the advisory and administrative services to the Trust.

B. Performance, Fees and Expenses of the Trust.  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers had not yet begun providing services to the Trust and, therefore, concluded that performance was not a factor they needed to address with respect to the approval of the new advisory agreements. They also considered that management fees would not increase under the new advisory agreements and that Invesco Advisers would pay the fee under the sub-advisory contract out of its management fees. Furthermore, the Board considered that Invesco Advisers would provide a two-year contractual guaranty to limit the total expense ratio of the Trust to the Trust’s total expense ratio prior to the Acquisition.

C. Economies of Scale.  The Board considered the benefits that the shareholders of the Trust would be afforded as a result of anticipated economies of scale.

D. Other Benefits of the Relationship.  The Board considered other benefits to Invesco Advisers and its affiliates that may be derived from their relationship with the Trust and other funds advised by Invesco Advisers.

E. Resources of the Adviser.  The Board considered whether Invesco Advisers and the Affiliated Sub-Advisers were financially sound and had the resources necessary to perform their obligations under the new advisory agreements, noting assurances that Invesco Advisers and the Affiliated Sub-Advisers had the financial resources necessary to fulfill their obligations under the new advisory agreements and the benefits to the Trust of such a relationship.

F. General Conclusion.  After considering and weighing all of the above factors, the Board, including the independent Trustees, unanimously concluded that it would be in the best interest of the Trust and its shareholders to approve the new advisory agreements with respect to the Trust. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Trustees and their counsel present.

Morgan Stanley Insured California Municipal Securities
Portfolio of Investments - April 30, 2010 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (106.7%)
	California (105.1%)
$235	Alameda County Joint Powers Authority, Ser 2008 (AGM Insd)	5.00%	12/01/24	$249,133
280	Alhambra Unified School District, Ser 2009 B (AGC Insd) (a)	0.00	08/01/35	62,003
450	Alhambra Unified School District, Ser 2009 B (AGC Insd) (a)	0.00	08/01/36	93,398
185	Alvord Unified School District, Ser 2008 A (AGM Insd)	5.00	08/01/28	192,211
2,000	Anaheim Public Financing Authority, Electric System Ser 2007 A (NATL-RE Insd)	4.50	10/01/37	1,900,500
680	Bay Area Toll Authority, San Francisco Bay Area Ser 2009 F-1 (b)	5.25	04/01/26	746,320
760	Bay Area Toll Authority, San Francisco Bay Area Ser 2009 F-1 (b)	5.25	04/01/29	814,597
205	Beverly Hills Unified School District, Election of 2008 Ser 2009 (a)	0.00	08/01/26	92,014
430	Beverly Hills Unified School District, Election of 2008 Ser 2009 (a)	0.00	08/01/32	133,386
250	California Health Facilities Financing Authority, Scripps Memorial Hospital Ser 2010 A	5.00	11/15/36	249,630
2,000	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges Seismic Retrofit 1st Lien Ser 2003 A (FGIC Insd) (ETM)	5.00	01/01/28 (c)	2,339,220
250	California Municipal Finance Authority, Community Hospitals Central California (COPs)	5.00	02/01/19	246,500
1,500	California State Department of Veterans Affairs, Home Purchase Ser 2002 A (AMBAC Insd)	5.35	12/01/27	1,522,140
230	California State Public Works Board, Department of Mental Health Coaling Ser 2004 A	5.00	06/01/25	227,113
500	California State University, Ser 2005 A (AMBAC Insd)	5.00	11/01/35	505,505
250	California Statewide Communities Development Authority, American Baptist Homes West Ser 2010	6.25	10/01/39	249,985
590	Campbell Union High School District, Election of 2006 Ser 2008 B (AGC Insd)	5.00	08/01/35	600,738
1,000	City & County of San Francisco, City Buildings Ser 2007 A (COPs) (NATL-RE & FGIC Insd)	4.50	09/01/37	921,670
1,360	City & County of San Francisco, Laguna Honda Hospital Ser 2005 I (AGM Insd)	5.00	06/15/30	1,395,047
3,025	City of Fairfield, Water Financing Ser 2007 A (COPs) (XLCA Insd) (a)	0.00	04/01/30	818,535
1,030	City of Los Angeles, Ser 2004 A (NATL-RE Insd)	5.00	09/01/24	1,097,547
360	City of Redding, Electric System Ser 2008 A (COPs) (AGM Insd)	5.00	06/01/27	369,864
500	City of Riverside, Issue of 2008 D (AGM insd)	5.00	10/01/28	516,985
1,000	City of San Jose, Airport Ser 2001 (NATL-RE & FGIC Insd)	5.00	03/01/25	1,002,210
1,000	City of Simi Valley, Public Financing Authority Ser 2004 (COPs) (AMBAC Insd)	5.00	09/01/30	1,006,900
105	Clovis Unified School District, Election of 2004 Ser A (NATL-RE & FGIC Insd) (a)	0.00	08/01/29	34,470
890	Corona-Norco Unified School District, Election of 2006 Ser 2009 B (AGC Insd) (a)	0.00	08/01/28	312,337

See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
Portfolio of Investments - April 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$2,860	Dry Creek Joint Elementary School District, Election 2008 Ser 2009 E (a)	0.00%	08/01/48	$228,543
615	El Segundo Unified School District, Election of 2008 Ser 2009 A (a)	0.00	08/01/33	151,739
1,055	Fontana Unified School District, Ser 2008 B (AGM Insd) (a)	0.00	02/01/33	274,849
750	Gilroy Unified School District, Election of 2008 Ser 2009 A (AGC Insd) (a)	0.00	08/01/29	246,217
1,000	Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2005 A (FGIC Insd)	5.00	06/01/38	928,850
775	Grossmont Union High School District, Ser 2006 (NATL-RE Insd) (a)	0.00	08/01/24	353,896
775	Grossmont-Cuyamaca Community College District, Election of 2002 Ser 2008 C (AGC Insd) (a)	0.00	08/01/30	247,605
1,280	Huntington Beach Union High School District, Ser 2004 (AGM Insd)	5.00	08/01/26	1,324,710
1,110	Kern County Board of Education, Refg Ser 2006 A (COPs) (NATL-RE Insd)	5.00	06/01/31	1,098,545
245	Kern County Water Agency Improvement District No. 4, Ser 2008 A (COPs) (AGC Insd)	5.00	05/01/28	251,500
1,100	La Quinta Financing Authority, Local Agency Ser 2004 A (AMBAC Insd)	5.25	09/01/24	1,106,270
450	Los Angeles County Metropolitan Transportation Authority, Ser 2005 A (AMBAC Insd)	5.00	07/01/35	466,020
500	Los Angeles County Metropolitan Transportation Authority, Ser 2006 A (AGM Insd)	4.50	07/01/29	506,020
250	Los Angeles Department of Airports, Los Angeles International Airport Ser A	5.00	05/15/35	256,952
1,000	Los Angeles Department of Water & Power, Ser 2001 A (AGM Insd)	5.25	07/01/21	1,039,370
800	Los Angeles Municipal Improvement Corp., Police Headquarters Ser 2006 A (NATL-RE & FGIC Insd)	4.75	01/01/31	781,416
1,240	Metropolitan Water District of Southern California, Ser 2009 B (b)	5.00	07/01/27	1,354,200
2,000	Moorpark Unified School District, Election of 2008 Ser 2009 A (AGC Insd) (a)	0.00	08/01/31	552,000
315	Moreland School District, Ser 2014 C (AMBAC Insd) (a)	0.00	08/01/29	98,838
1,020	Murrieta Valley Unified School District Public Financing Authority, Election of 2006 Ser 2008 (AGM Insd) (a)	0.00	09/01/31	291,944
820	Murrieta Valley Unified School District Public Financing Authority, Election of 2006 Ser 2008 (AGM Insd) (a)	0.00	09/01/33	206,386
235	Oakland Joint Powers Financing Authority, Oakland Administration Buildings Refg 2008 B (AGC Insd)	5.00	08/01/26	242,191
1,000	Oxnard Financing Authority, Redwood Trunk Sewer & Headworks Ser 2004 A (NATL-RE & FGIC Insd)	5.00	06/01/29	1,008,040
3,920	Patterson Joint Unified School District, Election of 2008 Ser 2009 B (AGM Insd) (a)	0.00	03/01/49	314,580
250	Placer County Water Agency, Ser 2008 (COPs) (AGM Insd)	4.75	07/01/29	252,175
2,095	Planada Elementary School District, Ser 2009 B (AGC Insd) (a)	0.00	07/01/49	172,000

See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
Portfolio of Investments - April 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$790	Poway Unified School District, School Facilities Improvement District No. 07-1, 2008 Election Ser A (a)	0.00%	08/01/30	$241,898
730	Poway Unified School District, School Facilities Improvement District No. 07-1, 2008 Election Ser A (a)	0.00	08/01/31	209,970
1,000	Rancho Mirage Redevelopment Agency, Ser 2003 A (NATL-RE Insd)	5.00	04/01/33	914,590
1,235	Rocklin Unified School District Community Facilities District, No. 2 Ser 2007 (NATL-RE Insd) (a)	0.00	09/01/34	247,642
1,255	Rocklin Unified School District Community Facilities District, No. 2 Ser 2007 (NATL-RE Insd) (a)	0.00	09/01/35	232,238
1,230	Rocklin Unified School District Community Facilities District, No. 2 Ser 2007 (NATL-RE Insd) (a)	0.00	09/01/36	212,027
1,025	Rocklin Unified School District Community Facilities District, No. 2 Ser 2007 (NATL-RE Insd) (a)	0.00	09/01/37	165,374
675	Roseville Joint Union High School District, Election of 2004 Ser 2007 C (AGM Insd) (a)	0.00	08/01/25	290,790
180	Sacramento City Financing Authority, 1999 Solid Waste & Redevelopment (AMBAC Insd)	5.75	12/01/22	180,670
1,000	Sacramento Municipal Utility District, Election Ser U (AGM Insd)	5.00	08/15/24	1,085,940
700	San Diego County Water Authority, Ser 2004 A (COPs) (AGM Insd)	5.00	05/01/29	721,210
2,000	San Francisco City & County Public Utilities Commission, Water Refg Ser A 2001 (AGM Insd)	5.00	11/01/31	2,016,680
1,000	San Jose Evergreen Community College District, Election Ser 2008 B (AGM Insd) (a)	0.00	09/01/32	274,170
130	San Rafael City High School District, Election Ser 2002 B (NATL-RE & FGIC Insd) (a)	0.00	08/01/25	55,987
1,870	School Facilities Financing Authority, Grant Joint Union High School District Ser 2008 A (AGM Insd) (a)	0.00	08/01/33	433,933
480	Simi Valley Unified School District, Election of 2004 Ser 2007 C (AGM Insd) (a)	0.00	08/01/28	160,296
380	Simi Valley Unified School District, Election of 2004 Ser 2007 C (AGM Insd) (a)	0.00	08/01/30	109,995
1,000	Southern California Public Power Authority, Transmission Refg Ser 2002 A (AGM Insd)	5.25	07/01/18	1,078,390
250	Tustin Unified School District, No. 2002-1 Election of 2002 Ser 2008 C (AGM Insd)	5.00	06/01/28	261,837
250	Twin Rivers Unified School District, Ser 2009 (BANs) (a)	0.00	04/01/14	221,348
1,000	University of California, Ser 2007 A (NATL-RE Insd)	4.50	05/15/37	940,390
1,000	University of California, Ser 2007 J (AGM Insd)	4.50	05/15/31	1,004,450
500	University of California, Ser 2009 O	5.25	05/15/39	536,230
1,435	University of California, Ser 2009 W (b) (d)	5.00	05/15/34	1,492,437
1,000	Upland Unified School District, Election 2000 Ser 2001 B (AGM Insd)	5.125	08/01/25	1,046,770
675	Val Verde Unified School District, Ser 2005 B (COPs) (NATL-RE & FGIC Insd)	5.00	01/01/30	616,511

See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
Portfolio of Investments - April 30, 2010 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,375	Washington Unified School District-Yolo County, Ser 2004 A (NATL-RE & FGIC Insd)	5.00%	08/01/22	$1,440,409
245	West Basin Municipal Water District, Refg Ser 2008 B (COPs) (AGC Insd)	5.00	08/01/27	254,376
570	Yosemite Community College District, Election of 2004 Ser 2008 C (AGM Insd) (a)	0.00	08/01/25	253,257
2,515	Yosemite Community College District, Election of 2004 Ser 2008 C (AGM Insd) (b)	5.00	08/01/32	2,586,887
1,000	Yucaipa Valley Water District, Ser 2004 A (COPs) (NATL-RE Insd)	5.25	09/01/24	1,007,630

				51,749,146

	Guam (0.2%)
95	Territory of Guam Section 30, Ser A	5.625	12/01/29	97,078

	Puerto Rico (0.9%)
200	Puerto Rico Electric Power Authority, Ser XX	5.25	07/01/40	202,978
240	Puerto Rico Sales Tax Financing Corp., Ser 2009 A	5.00	08/01/39	250,627

				453,605

	Virgin Islands (0.5%)
240	Virgin Islands Public Finance Authority, Matching Fund Loan Diago A	6.625	10/01/29	256,896

	Total Tax-Exempt Municipal Bonds (Cost $52,234,313)			52,556,725

	California Short-Term Tax-Exempt Municipal Obligation (1.0%)
500	City of Irvine, Limited Obligation Ser 85-7 A (Demand 05/03/10) (AGM Insd) (Cost $500,000)	0.30 (e)	09/02/32	500,000

	Total Investments (Cost $52,734,313) (f)(g)
			107.7%	53,056,725
	Other Assets in Excess of Liabilities		1.3	630,342
	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held
	Notes with interest rates ranging from 0.27% to 0.30% at 04/30/10 and contractual maturities of collateral ranging from 04/01/26 to 05/15/34 (See Note 1D) (h)		(9.0)	(4,415,000)

	Net Assets Applicable to Common Shareholders		100.0%	$49,272,067

See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
Portfolio of Investments - April 30, 2010 (unaudited) continued

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

BANs	Bond Anticipation Notes.
COPs	Certificates of Participation.
ETM	Escrowed to Maturity.
(a)	Capital appreciation bond.
(b)	Underlying security related to inverse floater entered into by the Trust (See Note 1D).
(c)	Prefunded to call date shown.
(d)	Security is subject to a shortfall agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $955,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.
(e)	Current coupon of variable rate demand obligation.
(f)	Securities have been designated as collateral in connection with inverse floating rate municipal obligations.
(g)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,827,968 and the aggregate gross unrealized depreciation is $1,505,556 resulting in net unrealized appreciation of $322,412.
(h)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at April 30, 2010.

Bond Insurance:
AGC	Assured Guaranty Corporation.
AGM	Assured Guaranty Municipal Corporation.
AMBAC	AMBAC Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
NATL-RE	National Public Finance Guarantee Corporation.
XLCA	XL Capital Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
Financial Statements

Statement of Assets and Liabilities
April 30, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $52,734,313)	$53,056,725
Cash	55,940
Interest receivable	645,952
Prepaid expenses and other assets	22,355

Total Assets	53,780,972

Liabilities:
Floating rate note and dealer trusts obligations	4,415,000
Payable for:
Investment advisory fee	12,614
Common shares of beneficial interest repurchased	12,292
Administration fee	3,738
Transfer agent fee	553
Accrued expenses and other payables	64,708

Total Liabilities	4,508,905

Preferred shares of beneficial interest, (1,000,000 shares authorized of non-participating $.01 par value, none issued)	—

Net Assets Applicable to Common Shareholders	$49,272,067

Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 3,406,032 shares outstanding)	$48,439,597
Net unrealized appreciation	322,412
Accumulated undistributed net investment income	391,235
Accumulated undistributed net realized gain	118,823

Net Assets Applicable to Common Shareholders	$49,272,067

Net Asset Value Per Common Share ($49,272,067 divided by 3,406,032 common shares outstanding)	$14.47

See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
Financial Statements continued

Statement of Operations
For the six months ended April 30, 2010 (unaudited)

Net Investment Income:

Interest Income	$1,313,750

Expenses
Investment advisory fee	65,797
Professional fees	39,655
Administration fee	19,495
Interest and residual trust expenses	18,191
Shareholder reports and notices	13,841
Listing fees	9,570
Transfer agent fees and expenses	4,241
Custodian fees	2,521
Trustees’ fees and expenses	960
Other	13,259

Total Expenses	187,530

Net Investment Income	1,126,220

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(11,768)
Futures contracts	405,233

Net Realized Gain	393,465

Change in Unrealized Appreciation/Depreciation on:
Investments	567,566
Futures contracts	(274,043)

Net Change in Unrealized Appreciation/Depreciation	293,523

Net Gain	686,988

Net Increase	$1,813,208

See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	APRIL 30, 2010	OCTOBER 31, 2009
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,126,220	$2,113,777
Net realized gain	393,465	1,452,672
Net change in unrealized appreciation/depreciation	293,523	3,963,896

Net Increase	1,813,208	7,530,345

Dividends and Distributions to Common Shareholders from:
Net investment income	(975,760)	(2,049,352)
Net realized gain	(1,486,893)	(12,901)

Total Dividends and Distributions	(2,462,653)	(2,062,253)

Decrease from transactions in common shares of beneficial interest	(276,856)	—

Net Increase (Decrease)	(926,301)	5,468,092
Net Assets Applicable to Common Shareholders:
Beginning of period	50,198,368	44,730,276

End of Period (Including accumulated undistributed net investment income of $391,235 and $240,775, respectively)	$49,272,067	$50,198,368

See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
Notes to Financial Statements - April 30, 2010 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Insured California Municipal Securities (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust’s investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The Trust may be affected by economic and political developments in the State of California.

On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley (the “Transaction”). In contemplation of the Transaction, at a Special Meeting of Shareholders held on April 16, 2010, shareholders of the Trust approved a new Board of Trustees, a new investment advisory agreement with Invesco Advisers, Inc., a subsidiary of Invesco Ltd., and a new master investment sub-advisory agreement with several of Invesco Ltd.’s wholly-owned affiliates. At that Special Meeting of Shareholders, the Trust’s shareholders approved all proposals. Thus, effective June 1, 2010, the Trust’s investment adviser, investment sub-advisers and certain other service providers are affiliates of Invesco Ltd. In addition, effective June 17, 2010, the Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified thereafter and approved, PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Trust.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and ask price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to represent the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized

Morgan Stanley Insured California Municipal Securities
Notes to Financial Statements - April 30, 2010 (unaudited) continued

cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker: cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Trust enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The Trust enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts. The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “interest income” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the

Morgan Stanley Insured California Municipal Securities
Notes to Financial Statements - April 30, 2010 (unaudited) continued

Dealer Trusts for redemption at par at each reset date. At April 30, 2010, the Trust’s investments with a value of $6,994,441 are held by the Dealer Trusts and serve as collateral for the $4,415,000 in floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note and dealer trusts obligations and interest rates in effect at April 30, 2010 are presented in the Portfolio of Investments.

E. Federal Income Tax Policy — It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Trust recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended October 31, 2009 remains subject to examination by taxing authorities.

The Trust purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Subsequent Events — The Trust considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

Morgan Stanley Insured California Municipal Securities
Notes to Financial Statements - April 30, 2010 (unaudited) continued

2. Fair Valuation Measurements
Fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of April 30, 2010 in valuing the Trust’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT APRIL 30, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Tax-Exempt Municipal Bonds	$52,556,725	—	$52,556,725	—
California Short-Term Tax-Exempt Municipal Obligation	500,000	—	500,000	—

Total	$53,056,725	—	$53,056,725	—

3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

Morgan Stanley Insured California Municipal Securities
Notes to Financial Statements - April 30, 2010 (unaudited) continued

The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio or to generate potential gain. All of the Trust’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Trust.

Futures  To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Transactions in futures contracts for the six months ended April 30, 2010, were as follows:

NUMBER OF
CONTRACTS
Futures, outstanding at beginning of the period	239
Futures opened	332
Futures closed	(571)

Futures, outstanding at end of the period	—

The following tables set forth by primary risk exposure the Trust’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended April 30, 2010.

AMOUNT OF REALIZED GAIN ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES

Interest Rate Risk	$405,233

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES

Interest Rate Risk	$(274,043)

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust’s average weekly net assets.

Morgan Stanley Insured California Municipal Securities
Notes to Financial Statements - April 30, 2010 (unaudited) continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust’s average weekly net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.
5. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2010 aggregated $1,634,223 and $3,358,753, respectively.

The Trust has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.
6. Preferred Shares of Beneficial Interest
The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

As of April 30, 2010, there were no preferred shares outstanding.

Morgan Stanley Insured California Municipal Securities
Notes to Financial Statements - April 30, 2010 (unaudited) continued

7. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, October 31, 2008	3,427,554	$34,276	$48,682,177
Shares repurchased	—	—	—

Balance, October 31, 2009	3,427,554	34,276	48,682,177
Shares repurchased (weighted average discount of 10.13%)+	(21,522)	(215)	(276,641)

Balance, April 30, 2010	3,406,032	$34,061	$48,405,536

The Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+	The Trustees have voted to retire the shares repurchased.
8. Dividend to Common Shareholders
The Trust declared the following dividend from net investment income subsequent to April 30, 2010:

DECLARATION	AMOUNT	RECORD	PAYABLE
DATE	PER SHARE	DATE	DATE
May 11, 2010	0.0475	May 21, 2010	May 27, 2010
9. Purposes of and Risks Relating to Certain Financial Instruments
The Trust may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trust’s preferred shares. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Trust may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Trust in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Trust. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Trust is paid the residual cash flow from the bonds held by the special purpose trust.

Morgan Stanley Insured California Municipal Securities
Notes to Financial Statements - April 30, 2010 (unaudited) continued

The Trust generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

The Trust may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
10. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2009, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and tax adjustments on inverse floaters.

Morgan Stanley Insured California Municipal Securities
Notes to Financial Statements - April 30, 2010 (unaudited) continued

11. Accounting Pronouncements
In June 2009, the Financial Accounting Standards Board (“FASB”) issued new guidance related to Transfers and Servicing. The new guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The new guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009 and earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date. The impact of this new guidance on the Trust’s financial statements, if any, is currently being assessed.

On January 21, 2010, FASB issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Trust’s financial statements, if any, is currently being assessed.

Morgan Stanley Insured California Municipal Securities
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED	FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2010	2009	2008	2007	2006	2005
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$14.65	$13.05	$14.86	$15.15	$15.17	$15.35

Income (loss) from investment operations:
Net investment income(1)	0.33	0.62	0.59	0.60	0.59	0.62
Net realized and unrealized gain (loss)	0.20	1.58	(1.65)	(0.26)	0.32	(0.05)

Total income (loss) from investment operations	0.53	2.20	(1.06)	0.34	0.91	0.57

Less dividends and distributions from:
Net investment income	(0.29)	(0.60)	(0.65)	(0.60)	(0.61)	(0.66)
Net realized gain	(0.43)	0.00 (2)	(0.11)	(0.04)	(0.35)	(0.13)

Total dividends and distributions	(0.72)	(0.60)	(0.76)	(0.64)	(0.96)	(0.79)

Anti-dilutive effect of acquiring treasury shares(1)	0.01	—	0.01	0.01	0.03	0.04

Net asset value, end of period	$14.47	$14.65	$13.05	$14.86	$15.15	$15.17

Market value, end of period	$13.03	$13.17	$12.55	$14.19	$14.06	$13.99

Total Return(3)	4.57%(6)	10.11%	(6.46)%	5.54%	7.68%	5.96%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	0.77%(7)	0.72%	0.66%(4)	0.76%(5)	0.61%(5)	0.62%(5)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.70%(7)	0.71%	0.66%(4)	0.62%(5)	0.61%(5)	0.62%(5)
Net investment income	4.61%(7)	4.41%	4.10%	4.05%	4.07%	4.09%
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$49,272	$50,198	$44,730	$51,282	$52,872	$54,413
Portfolio turnover rate	3%(6)	16%	18%	25%	5%	26%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Amount is less than $0.01.
(3)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(4)	Does not reflect the effect of expense offset of 0.02%.
(5)	Does not reflect the effect of expense offset of 0.01%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
Shareholder Voting Results (unaudited)

On June 17, 2009, an annual meeting of the Trust’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees:

	Number of Shares
	For	Withheld	Abstain
Kathleen A. Dennis	3,276,881	70,965	0
Manuel H. Johnson	3,240,210	107,636	0
Joseph J. Kearns	3,276,881	70,965	0
Fergus Reid	3,276,881	70,965	0

Special Shareholder Meeting Results (unaudited)

On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley (the “Transaction”). In contemplation of the Transaction, at a Special Meeting of Shareholders held on April 16, 2010, shareholders of the Trust approved a new Board of Trustees, a new investment advisory agreement with Invesco Advisers, Inc., a subsidiary of Invesco Ltd., and a new master investment sub-advisory agreement with several of Invesco Ltd.’s wholly-owned affiliates. At that Special Meeting of Shareholders, the Trust’s shareholders approved all proposals. Thus, effective June 1, 2010, the Trust’s investment adviser, investment sub-advisers and certain other service providers are affiliates of Invesco Ltd. The results of that Special Meeting of Shareholders were as follows:

(1) Election of Trustees:

	Number of Shares
	For	Withheld	Abstain
David C. Arch	2,135,370	107,322	0
Bob R. Baker	2,134,452	108,240	0
Frank S. Bayley	2,135,170	107,522	0
James T. Bunch	2,135,372	107,320	0
Bruce L. Crockett	2,135,370	107,322	0
Rod Dammeyer	2,134,652	108,040	0
Albert R. Dowden	2,135,370	107,322	0
Jack M. Fields	2,135,372	107,320	0
Martin L. Flanagan	2,030,150	212,542	0
Carl Frischling	2,134,452	108,240	0
Prema Mathai-Davis	2,132,939	109,753	0
Lewis F. Pennock	2,134,515	108,177	0
Larry Soll	2,135,370	107,322	0
Hugo F. Sonnenschein	2,132,941	109,751	0
Raymond Stickel, Jr.	2,135,372	107,320	0
Philip A. Taylor	2,030,150	212,542	0
Wayne W. Whalen	2,134,450	108,242	0

Morgan Stanley Insured California Municipal Securities
Special Shareholder Meeting Results (unaudited) continued

(2) Approval of new investment advisory agreement with Invesco Advisers, Inc.:

Number of Shares
For	Withheld	Abstain	Broker Non-Vote
1,829,860	62,527	112,377	237,928

(3) Approval of a new master sub-advisory agreement between Invesco Advisers, Inc. and its affiliates:

Number of Shares
For	Withheld	Abstain	Broker Non-Vote
1,813,826	79,603	111,335	237,928

Morgan Stanley Insured California Municipal Securities
Portfolio Management (unaudited)

On June 1, 2010, Invesco completed its acquisition of Morgan Stanley’s retail asset management business, and the Trust was part of that acquisition. Therefore, as of that date, the Trust’s investment adviser is Invesco Advisers, Inc. The following individuals associated with Invesco Advisers, Inc. are jointly and primarily responsible for the day-to-day management of the Trust’s portfolio:

•	Thomas Byron, Senior Portfolio Manager, has been responsible for the Trust since 2009. Prior to June 1, 2010, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. or its investment advisory affiliates in an investment management capacity since 1981.

•	Robert J. Stryker, Senior Portfolio Manager, has been responsible for the Trust since 2009. Prior to June 1, 2010, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. or its investment advisory affiliates in an investment management capacity since 1994.

•	Robert W. Wimmel, Senior Portfolio Manager, has been responsible for the Trust since 2009. Prior to June 1, 2010, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. or its investment advisory affiliates in an investment management capacity since 1996.

Morgan Stanley Insured California Municipal Securities
Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time.

Plan benefits

• Add to your account
You may increase your shares in the Trust easily and automatically with the Plan.

• Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

• Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account.

• Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Trust declares a distribution, it will be invested in additional shares of the Trust that are purchased in the open market.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by calling toll-free 800-341-2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Trust name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally

Morgan Stanley Insured California Municipal Securities
Dividend Reinvestment Plan (unaudited) continued

one week before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan
There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Trust. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications
The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan
To withdraw from the Plan, please call 800-341-2929 or notify us in writing at the address below.

Invesco Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rl 02940-3078

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

Morgan Stanley Insured California Municipal Securities
Dividend Reinvestment Plan (unaudited) continued

3.	You may sell your shares through your financial advisor through the Direct Registration System (“DRS”). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Trust and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call us at 800-341-2929

Morgan Stanley Insured California Municipal Securities
Privacy Policy (unaudited)

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

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Information below is as of June 1, 2010

Trustees

David C. Arch
Bob R. Baker
Frank S. Bayley
James T. Bunch
Bruce L. Crockett
Rod Dammeyer
Albert R. Dowden
Jack M. Fields
Martin L. Flanagan
Carl Frischling
Prema Mathai-Davis
Lewis F. Pennock
Larry Soll
Hugo F. Sonnenschein
Raymond Stickel, Jr.
Philip A. Taylor
Wayne W. Whalen

Officers

Bruce L. Crockett
Chair
Philip A. Taylor
President and Principal Executive Officer
Russell C. Burk
Senior Vice President and Senior Officer
John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary
Lisa O. Brinkley
Vice President
Kevin M. Carome
Vice President
Karen Dunn Kelly
Vice President
Sheri Morris
Vice President, Principal Financial Officer and Treasurer
Lance A. Rejsek
Anti-Money Laundering Compliance Officer
Todd L. Spillane
Chief Compliance Officer

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Counsel to the Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309

INVESTMENT MANAGEMENT
Morgan Stanley
Insured California
Municipal Securities
NYSE: ICS

On June 1, 2010, Invesco completed its
acquisition of Morgan Stanley’s retail asset
management business. This trust was
included in that acquisition and as of that
date, became Invesco Insured California Municipal Securities. Please visit
www.invesco.com/transition for more
information or call Invesco’s Client
Services team at 800 959 4246.

Invesco Distributors, Inc.

Semiannual
Report

April 30, 2010

ICSSAN
IU10-02514P-Y04/10

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of June 25, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 25, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Insured California Municipal Securities

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: July 8, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: July 8, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: July 8, 2010

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.